Exhibit 10.1
EXECUTION VERSION
GUARANTY
     This GUARANTY, dated as of December 6, 2000 (this “Guaranty”), is made by ELECTRONIC ARTS, INC., a Delaware corporation (the “Guarantor”) in favor of SELCO SERVICE CORPORATION, an Ohio corporation doing business in California as Ohio SELCO Service Corporation, Victory Receivables Corporation, a Delaware corporation, The Bank of Tokyo-Mitsubushi, Ltd., New York Branch, the various Liquidity Banks which are parties to the Participation Agreement (defined below), and Keybank National Association (collectively, the “Beneficiaries”).
W I T N E S S E T H:
     WHEREAS, the Guarantor wishes to induce the Beneficiaries to enter into a synthetic lease arrangement and, in such connection, execute the Participation Agreement, dated the date hereof (the “Participation Agreement”), by and among Electronic Arts Redwood, Inc., a Delaware corporation and a wholly owned subsidiary of the Guarantor (the “Lessee”), the Guarantor and the Beneficiaries; and
     WHEREAS, in connection with the aforementioned synthetic lease arrangement, the Beneficiaries will further execute other Operative Documents (as defined in the Participation Agreement);
     WHEREAS, the execution and delivery of this Guaranty is a condition to the Beneficiaries’ execution of the Participation Agreement and other Operative Documents.
     NOW, THEREFORE, in order to induce the Beneficiaries to enter into and execute the Participation Agreement and other Operative Documents and to consummate the transactions contemplated thereby, the Guarantor hereby agrees as follows:
          SECTION 1. Definitions. Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A to the Participation Agreement for all purposes hereof, and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Agreement.
          SECTION 2. Guaranty.
          (a)     The Guarantor hereby irrevocably and unconditionally guarantees, as primary obligor, and not as a surety, to the Beneficiaries the full, prompt and timely performance by the Lessee (in all its capacities, including, but not limited to, its being the Lessee, the Construction Agent under the Construction Agency Agreement, the Indemnitor under the Environmental Indemnity Agreement and the Administrator under the Administration Agreement) of all obligations, covenants, warranties, undertakings, indemnities and conditions in or arising under the Operative Documents. The foregoing guaranty includes the irrevocable and unconditional guaranty of the full and prompt payments, and performance of Liabilities (defined below) when due.
          As used in this Guaranty, “Liabilities” means, all of the following (in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due): all Basic Rent, Supplemental Rent, Outstanding Lease Balance and all additional amounts and other sums at any time due and owing, or required to be paid by the Lessee and all other obligations, agreements and covenants required to be performed by the Lessee, in each case under and subject to the terms of the Master Lease and the other Operative Documents (without giving effect to any modification, rejection, termination, restructuring, discharge, characterization or recharacterization of any such document in any bankruptcy or insolvency proceeding with respect to the Lessee other than as may be agreed to in writing by all of the Beneficiaries). Further, “Liabilities” shall also include (i) interest and yield on any such Liabilities as provided in the Operative Documents, whether accruing before or after any bankruptcy or insolvency case or proceeding involving the Lessee, the Guarantor or any other Person, and, if interest or yield on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, including such interest and yield as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and (ii) all expenses (including attorneys’ fees and legal expenses) paid or incurred by any Beneficiary in collecting the Liabilities, or any part thereof, and in enforcing this Guaranty.
          Each and every claim for Liabilities shall give rise to a separate claim and cause of action hereunder.
          (b)     This Guaranty shall in all respects be an absolute and unconditional guaranty of payment and performance of Liabilities when due (but not of the collection thereof) and shall remain in full force and effect notwithstanding, without limitation, the dissolution of the Guarantor. This Guaranty is in no way conditioned upon any effort or attempt to collect from the Lessee or upon any other event or contingency. This Guaranty shall be binding upon and enforceable against the Guarantor without regard to the validity or enforceability of the Operative Documents or of any term thereof. If, for any reason, the Lessee shall fail or be unable to duly and punctually pay any such amount when due under the Operative Documents, the Guarantor will forthwith pay, if not already paid by the Lessee, the same immediately upon demand.
          (c)     In the event of the dissolution, bankruptcy or insolvency of the Lessee or the Guarantor, or the inability or failure of the Lessee or the Guarantor to pay debts as they become due, or an assignment by the Lessee or the Guarantor, for the benefit of creditors, or the commencement of any case or proceeding in respect of the Lessee or the Guarantor, under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the Guarantor shall pay the Beneficiaries forthwith the full amount due each such Beneficiary which would be payable hereunder by the Guarantor as if all Liabilities were then due and payable.

          (d)     Any Beneficiary, may, from time to time at its discretion and without notice to the Guarantor, take any or all of the following actions (the defenses against any such action are hereby expressly waived by the Guarantor):
                    (i)     retain or obtain a lien upon or a security interest in any property to secure any of the Liabilities or any obligation hereunder;
                    (ii)     retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Liabilities;
                    (iii)     extend or renew for one or more periods (which may be longer or shorter than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of the Guarantor hereunder or any obligation of any nature of any other obligor (including, without limitation, the Lessee) with respect to any of the Liabilities;
                    (iv)     release or fail to perfect its lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and
                    (v)     resort to the Guarantor for payment of any of the Liabilities, regardless of whether the Lessor or any other Person shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities.
          SECTION 3. Guarantor’s Obligations Unconditional.
          (a)     The obligations of the Guarantor set forth herein constitute the full recourse obligations of the Guarantor enforceable against it to the full extent of all its assets and properties, notwithstanding any provision in the Participation Agreement or any other agreements limiting the liability of the Lessee or any other Person, or any agreement by any Beneficiary to look for payment with respect thereto, solely to collateral.
          (b)     The Guarantor’s obligations hereunder are independent of the obligations of the Lessee or any other Person. Each Beneficiary may enforce any of its rights hereunder independently of any other right or remedy that it may hold at any time with respect to the Liabilities or any security or other guaranty therefor. The Guarantor’s obligations hereunder shall be absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense (other than full and strict compliance by the Guarantor with its obligations hereunder), whether based upon any claim that the Lessee, the Guarantor, or any other Person may have against any Beneficiary or any other Person or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor or the Lessee shall have any knowledge or notice thereof), including without limitation:

                    (i)     any amendment, modification, addition, deletion, supplement or renewal to or of or other change in the Liabilities or any Operative Document or any instruments referred to therein, or any other instrument or agreement applicable to any Operative Document or any party to such instruments, made in accordance with the terms thereof, or to the Property, or any assignment, mortgage or transfer thereof or of any interest therein, or any furnishing or acceptance of additional security for, guaranty of or right of offset with respect to, any of the Liabilities; or the failure of any security or the failure of any Beneficiary to perfect or insure any interest in any collateral;
                    (ii)     any failure, omission or delay on the part of the Lessee or any Beneficiary to conform or comply with any term of any instrument or agreement referred to in clause (i) above;
                    (iii)     any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of any instrument, agreement, guaranty, right of offset or security referred to in clause (i) above or any obligation or liability of the Lessee or any Beneficiary, or any exercise or non-exercise by any Beneficiary of any right, remedy, power or privilege under or in respect of any such instrument, agreement, guaranty, right of offset or security or any such obligation or liability;
                    (iv)     any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Lessee, any Beneficiary or any other Person or any of their respective properties or creditors, or any action taken by any trustee, receiver or court in any such proceeding;
                    (v)     any limitation on the liability or obligations of any Person under any Operative Document, the Liabilities, any collateral security for the Liabilities, or any other guaranty of the Liabilities or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the foregoing or any other agreement, instrument, guaranty or security referred to in clause (i) above or any term of any thereof;
                    (vi)     any defect in the title, compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the use of the Property by the Lessee or any other Person for any reason whatsoever (including any governmental prohibition or restriction, condemnation, requisition, seizure or any other act on the part of any governmental or military authority, or any act of God or of the public enemy) regardless of the duration thereof (even though such duration would otherwise constitute a frustration of a lease), whether or not resulting from accident and whether or not without fault on the part of the Lessee or any other Person;
                    (vii)     any lien, charge or encumbrance on or affecting the Guarantor’s or the Lessee’s respective assets and properties;
                    (viii)     any merger or consolidation of the Lessee or the Guarantor into or with any other Person or any sale, lease or transfer of any of the assets of the Lessee or the Guarantor to any other Person;

                    (ix)     any change in the ownership of any shares of capital stock of the Lessee or the Guarantor or any corporate change in the Lessee or the Guarantor;
                    (x)     any change in the name of the Guarantor, the Lessee or any Beneficiary;
                    (xi)     any claim as a result of other dealings between any Beneficiary and the Guarantor or the Lessor;
                    (xii)     the recovery of any judgment against the Lessee, or by the levy of any writ or process of execution under any such judgment, or by any action or proceeding taken by any Beneficiary under any of the Operative Documents for the enforcement thereof, or hereof, or in the exercise of any right or power given or conferred thereby, or hereby, except to the extent that such recovery, levy or other action reduces the outstanding amount of the Liabilities;
                    (xiii)     the acceptance of any additional security or other guaranty, the advance of additional money to the Lessee or any other Person, the renewal or extension of any amounts guaranteed hereby, or the sale, release, substitution or exchange of any security for the amounts guaranteed hereby;
                    (xiv)     any defense (other than the full and indefeasible performance by the Lessee of its obligations under the Operative Documents) whatsoever that the Lessee or any other Person might have to the payment of any of the amounts or obligations guaranteed hereby or to the performance or observance of any of the provisions of any of the Operative Documents, whether through the satisfaction or purported satisfaction by the Lessee or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise;
                    (xv)     impossibility or illegality of performance on the part of the Lessee or any other Person of its obligations under the Operative Documents; or
                    (xvi)     any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against the Guarantor.
          (c)     The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Liabilities and notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty, and the Liabilities, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. The Guarantor unconditionally waives, to the extent permitted by law:
                    (i)     acceptance of this Guaranty and proof of reliance by any Beneficiary hereon;
                    (ii)     notice of any of the matters referred to in Section 3(b), or any right to consent or assent to any thereof;

                    (iii)     all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against the Guarantor, including any demand, presentment, protest, proof or notice of nonpayment under any Operative Document, and notice of default or any failure on the part of the Lessee to perform and comply with any covenant, agreement, term or condition of any Operative Document;
                    (iv)     any right to the enforcement, assertion or exercise against the Lessee of any right, power, privilege or remedy conferred in any Operative Document or otherwise;
                    (v)     any requirement of diligence on the part of any Person;
                    (vi)     any requirement of any Beneficiary to take any action whatsoever, to exhaust any remedies or to mitigate the damages resulting from a default by any Person under any Operative Document or to proceed first against the Lessee;
                    (vii)     any notice of any sale, transfer or other disposition by any Person of any right under, title to or interest in any Operative Document or the Property;
                    (viii)     any and all benefits under Applicable Law;
                    (ix)     presentation, demand for payment, or protest, of any Liability (except such notices to the Lessee as may be required under the Operative Documents);
                    (x)     any right to require any Beneficiary to proceed first against the Lessee or against any collateral, security or other support provided or to be provided by any Person in respect of any of the Operative Documents; and
                    (xi)     any other circumstance that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against the Guarantor.
          (d)     Without limiting the generality of this Guaranty, if a Lease Event of Default under the Master Lease shall have occurred and be continuing and any Beneficiary is prevented by applicable law from exercising its remedies under the Operative Documents, such Beneficiary shall be entitled to receive hereunder from the Guarantor, upon demand therefor, the sums which would have otherwise been due from the Lessee had such remedies been exercised.
          (e)     In furtherance and not in limitation of the foregoing, the Guarantor hereby agrees upon the bankruptcy or insolvency of the Lessee or the Guarantor, the Notes, and all instruments and indebtedness secured by or issued in reliance upon the assignment to the Collateral Agent of the lease payments pursuant to the Master Lease shall be deemed to constitute Liabilities pursuant to this Guaranty and the holders of any such instruments and indebtedness shall be entitled to the rights of a Beneficiary hereunder with respect to such claims.
          (f)     This Guaranty shall be automatically reinstated if, and to the extent that, for any reason, any payment by or on behalf of the Lessee or otherwise is rescinded or must be otherwise restored by any Beneficiary, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.
          SECTION 4. Additional Waivers; Waiver of Subrogation.
          (a)     Any Beneficiary may, at its election, exercise any right or remedy it may have against the Lessee or any security held by the Lessor, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of the Guarantor hereunder, except to the extent the Liabilities have been paid, and the Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantor against the Lessee or any such security, whether resulting from such election by such Beneficiary or otherwise. The Guarantor understands that the liability of the Lessee to the Beneficiary for the Liabilities may be secured by real property and that the Guarantor shall be liable for the full amount of its liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing the Guarantor’s right to proceed against the Lessee.
          (b)     Guarantor hereby further expressly waives any defense arising by reason of any disability or other defense of the Lessee or by reason of the cessation from any cause whatsoever of the liability, either in whole or in part, of the Lessee to any Beneficiary for the Liabilities.
          (c)     The Guarantor hereby irrevocably waives, until all of the Liabilities have been fully and indefeasibly paid and satisfied in full, any claim or other rights which it may now or hereafter acquire against the Lessee arising from the existence, payment, performance or enforcement of the Guarantor’s obligations under this Guaranty or any other Operative Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of any Beneficiary against the Lessee or any property or assets now or hereafter constituting part of the Collateral, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Lessee directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Liabilities shall not have been indefeasibly paid in cash, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, each Beneficiary, and shall forthwith be paid by the Guarantor to the Lessor to be credited and applied pursuant to the terms of the Operative Documents. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Participation Agreement and that the waiver set forth in this paragraph is knowingly made in contemplation of such benefits. The Guarantor hereby absolutely, unconditionally and irrevocably waives and agrees not to assert or take advantage of any defense based upon an election of remedies by the Beneficiaries, including an election to proceed by non-judicial rather than judicial foreclosure, which destroys or impairs any right of subrogation of the Guarantor or the right of the Guarantor to proceed against any Person for reimbursement or both.

          (d)     The Guarantor authorizes each Beneficiary, at its sole option, without notice or demand and without affecting the liability of the Guarantor hereunder, to release and reconvey (with or without the receipt of any consideration) any lien against any or all real or personal property security for the Liabilities, to foreclose any or all deeds of trust, mortgages, security agreements or other instruments or agreements by judicial or nonjudicial sale, and to exercise any other remedy against the Lessee, any security or any other guarantor, all without affecting the liability of the Guarantor hereunder. The Guarantor acknowledges that it has, in this Guaranty, until all of the Liabilities have been fully and indefeasibly paid and satisfied in full, waived any and all rights of subrogation and additionally expressly waives any defense to the recovery by the Beneficiaries from the Guarantor of any deficiency after a nonjudicial sale, including any defense arising as a result of any election of remedies by the Beneficiaries which limits or destroys the Guarantor’s subrogation rights or the Guarantor’s right to proceed against the Lessee for reimbursement (including any election by the Beneficiaries to exercise its rights under the power of sale in any mortgage or deed of trust and any consequential loss by the Guarantor of the right to recover any deficiency from the Lessee as described above). The Guarantor waives any defenses or benefits that may be derived under applicable law, and all other suretyship defenses it would otherwise have under Applicable Law. The Guarantor waives any right to receive notice of any judicial or nonjudicial sale or foreclosure of any real property, and the failure of the Guarantor to receive such notice shall not impair or affect the Guarantor’s liability hereunder.
          (e)     To the extent applicable, the Guarantor hereby also waives and agrees not to assert or take advantage of:
                    (i)     Any defense based upon any Beneficiary’s election of any remedy against the Lessee, including, without limitation, the defense to enforcement of this Guaranty (the “Gradsky” defense based upon Union Bank v. Gradsky, 265 Cal. App. 2d 40 (1968) or subsequent cases) which, absent this waiver, Guarantor would have by virtue of an election by Beneficiary to conduct a non-judicial foreclosure sale of the Property, it being understood by the Guarantor that any such non-judicial foreclosure sale will destroy, by operation of California Code of Civil Procedure Section 580d, all rights of any party to a deficiency judgment against the Lessee, and, as a consequence, will destroy all rights which the Guarantor would otherwise have (including, without limitation, the right of subrogation, the right of reimbursement, and the right of contribution) to proceed against the Lessee and to recover any such amount, and that Beneficiary could be otherwise estopped from pursuing the Guarantor for a deficiency judgment after a non-judicial foreclosure sale on the theory that a guarantor should be exonerated if a lender elects a remedy that eliminates the guarantor’s subrogation, reimbursement or contribution rights;
                    (ii)     Any rights under California Code of Civil Procedure Sections 580a and 726(b), which provide, among other things: that a creditor must file a complaint for deficiency within three (3) months of a nonjudicial foreclosure sale or judicial foreclosure sale, as applicable; that a fair market value hearing must be held; and that the amount of the deficiency judgment shall be limited to the amount by which the unpaid debt exceeds the fair market value of the security, but not more than the amount by which the unpaid debt exceeds the sale price of the security; and

                    (iii)     Without limiting the generality of the foregoing or any other provision hereof, the Guarantor expressly waives any and all benefits which might otherwise be available to the Guarantor under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2849, 2850, 2899 and 3433 and California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections.
          (f)     In addition to all the other waivers agreed to and made by the Guarantor as set forth in this Guaranty, and pursuant to the provisions of California Civil Code Section 2856, the Guarantor hereby waives all rights and defenses that the Guarantor may have because the debtor’s debt is secured by real property. This means, among other things:
                    (i)     The creditor may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the debtor.
                    (ii)     If the creditor forecloses on any real property collateral pledged by the debtor:
          (A)     The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.
          (B)     The creditor may collect from the Guarantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the debtor.
          This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the debtor’s debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.
          The Guarantor further hereby waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise.
          (g)     The Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Lessee and of all other circumstances bearing upon the risk of nonpayment of the Liabilities and agrees that none of the Beneficiaries shall have any duty to advise the Guarantor of information regarding any condition or circumstance or any change in such condition or circumstance. The Guarantor acknowledges that none of the Beneficiaries has not made any representation to the Guarantor concerning the financial condition of the Lessee.
          SECTION 5. Reasonableness and Effect of Waivers. The Guarantor warrants and agrees that each of the waivers set forth in this Guaranty is made with full knowledge (and with advice of its counsel) of its significance.

          SECTION 6. Transfers by the Beneficiaries. Each Beneficiary may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to the Guarantor, assign or transfer in accordance with the terms of the Operative Documents any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such assignee’s or transferee’s interest in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the original Beneficiary.
          SECTION 7. No Waiver by the Beneficiaries. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon any Beneficiary except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair any Beneficiary’s rights or the Guarantor’s obligations under this Guaranty. For the purposes of this Guaranty, Liabilities shall include all of the obligations described in the definition thereof, notwithstanding any right or power of the Lessee or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantor hereunder. The Guarantor’s obligations under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.
          SECTION 8. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and upon the Guarantor’s successors and assigns and all references herein to the Guarantor shall be deemed to include any successor or successors, whether immediate or remote, to such Person. The Guarantor may not assign its obligations under this Guaranty. This Guaranty shall inure to the benefit of the Beneficiaries and their respective successors and assigns, whether or not an express assignment of rights is made hereunder.
          SECTION 9. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under Applicable Laws, but if any provision of this Guaranty shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
          SECTION 10. SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. THE GUARANTOR: (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND APPELLATE COURTS FROM ANY THEREOF; (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDINGS MAY BE BROUGHT TO SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW

OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE OTHER PARTIES TO THE PARTICIPATION AGREEMENT SHALL HAVE BEEN NOTIFIED PURSUANT TO THE RELEVANT PROVISIONS OF THE PARTICIPATION AGREEMENT; AND (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BENEFICIARIES TO SUE IN ANY OTHER JURISDICTION.
          SECTION 11. Notices. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Guaranty shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and delivered in the manner and to the addresses specified in the Participation Agreement.
          SECTION 12. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
[Signature Page Follows]

          IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed and delivered as of the date first written above.

ELECTRONIC ARTS, INC., a Delaware corporation
By:
	Name:	David L. Carbone
	Title:	Senior Vice President